UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) April 29, 2010
                                                      --------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                           35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


        210 East Kirkwood Avenue
            Bloomington, IN                                  47408
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws;
              Change in Fiscal Year.

     On April 29, 2010, the Board of Directors of Monroe Bancorp (the "Company") adopted an amendment to the Amended and Restated By-laws of the Company. The amendment, which amended Section 1 of Article V of the By-laws, established that the number of Directors of the Company shall be eight.

Item 9.01.    Financial Statements and Exhibits.

3(ii)         Amended and Restated By-laws of Monroe Bancorp, as amended
              April 29, 2010.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  May 4, 2010

                                              MONROE BANCORP



                                              /s/ Gordon M. Dyott
                                              --------------------------------
                                              Gordon M. Dyott
                                              Executive Vice President,
                                              Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                       Exhibit Title
-----------       -------------------------------------------------------------

     3(ii) Amended and Restated By-laws of Monroe Bancorp, as amended April 29, 2010